UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE l4A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

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ATLAS AIR WORLDWIDE HOLDINGS, INC.
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ATLAS AIR
WORLDWIDE

ATLAS AIR

ATLAS AIR POLAR TITAN

Shareholder Engagement Shareholder Engagement Proxy Season 2014 Proxy Season 2014

Executive Summary

We seek shareholder feedback and welcome your thoughts on corporate governance and executive compensation
Following our 2013 annual meeting, we reached out to holders of nearly 80% of shares, and made significant changes to our compensation program following this engagement
We have performed well in an environment of global uncertainty and are ready to capitalize on market improvements
We continue to execute a strategic plan that enables us to grow over the long term and deliver value to our investors
A significant portion of our compensation is performance-based.
We use objective metrics in our annual bonus program, our RSUs vest over 4 years, and PSUs pay out zero to twice target based on absolute company performance
Alignment of executive compensation with company performance drives a highly engaged and tenured executive team
This has resulted in a strong operating and financial performance over the 2009-2013 period
We have a strong level of independent oversight of our compensation program and adherence to corporate governance best practices
We have made recent enhancements to our practices, including the adoption of majority voting for Directors in uncontested elections and appointment of a new independent Chairman in 2014
Shareholder
Outreach and
Responsiveness
Business
Performance
Pay Program Aimed
at Aligning Pay
with Performance
Effective
Compensation
Program
Commitment to
Best Practices

We value our shareholders’ input and continue to solicit feedback
In 2013, we reached out to holders of almost 80% of our outstanding shares to discuss executive compensation and other issues of importance to shareholders, and met with holders of about 55% of our outstanding shares
We made changes to our compensation program in 2013 and early 2014 in response to feedback given by shareholders during these meetings (See slides #4 and #5 for a detailed description of changes)
We continue to engage extensively with our investors to solicit their points of view and consider further improvement
We are committed to linking pay and performance, as we believe this is a key driver in aligning company, executive and shareholder interests
Shareholder Outreach and Responsiveness

Compensation Program Changes in Response
to Shareholder Feedback
4 ©2012 Atlas Air Worldwide Holdings, Inc.
Area of Focus What We Heard from Investors How We Responded in 2013-14
CEO Compensation
Benchmarking
CEO’s pay should be  targeted at median
For all future CEO pay decisions, total direct compensation targeted at median of peers
CEO LTI plan target award reduced by 100 percentage points, from 475%
to 375% of base salary
CEO Annual Bonus  Payout
Consider negative discretion to reflect
special circumstances in addition to
operating performance
The Compensation Committee used downward discretion to reduce the bonus payout in 2013 by an additional $673,000 (an additional 65 percentage points), to 80% of target (performance against stated
objectives would have resulted in CEO bonus at 145% of target)
This is 40% below prior year payout all based on special circumstances of this year
Annual Bonus
Performance Metrics
Objective performance criteria should
have greater weighting in annual
incentive program
Decreased weighting of individual strategic metrics for all participants to 30%
in 2013
Further decreased individual performance metrics for the CEO to 20% in
2014
Peer Group
Compensation benchmark group
includes peers with  significantly larger
revenues, requiring regression, and
certain companies in automotive industry
For 2014 compensation decisions, the Committee revised the peer group to consist of 20 companies in industries similar to ours, with median revenue size approximately equal to AAWW revenues (including revenues of
Polar)

Compensation Program Changes in Response
to Shareholder Feedback (cont’d)
5 ©2012 Atlas Air Worldwide Holdings, Inc.
Area of Focus What We Heard from Investors How We Responded in 2013-14
Multiple Peer Groups
Use of separate peer groups for
benchmarking pay and measuring
performance is confusing
We used a single new representative and relevant peer group to benchmark
2014 compensation
We moved in 2014 to absolute metrics to measure performance for LTI plan awards
Metrics used in AIP and LTI plan should
be more relevant to value enhancement
In 2013, AIP metric moved to Adjusted EPS to better diversify from LTI plan metrics and to incentivize and reward tax planning efforts of management
In 2013, LTI plan EBT metric changed to EBITDA as a better indicator of cash flow and more relevant measure of underlying profit potential while keeping
ROIC
In 2014, LTI plan metrics changed from relative to absolute measure
Clawback Lack of compensation clawback policy New AIP clawback policy adopted beginning in 2014
Change-in-Control/Double
Trigger
Single-trigger vesting upon change of
control not considered ‘best practice’
LTI awards granted beginning in 2014 have double triggers
Majority Voting Standard
A majority voting standard would
strengthen the director election process
Incentive Plans
Performance Metrics
Amendment to our By-Laws establishes a majority voting standard in uncontested director elections beginning with our Annual Meeting in 2015

~70% of AAWW block hours
Provide outsourced cargo aircraft solutions,
including provision of an aircraft, crew,
maintenance and insurance, including DHL
Express and Qantas, among others
Most competitors are private companies
~10-15% of AAWW block hours
Provide cargo and passenger aircraft charters to
customers, including brokers, cruise-ship operators,
freight forwarders, direct shippers and airlines
Large, fragmented, competitive market; is a component
of many freight companies’ business
~10-15% of AAWW block hours
Provide cargo and passenger aircraft charter
services for the U.S. military
Mostly small, domestic competitors; private
companies, many of which have recently
experienced bankruptcy
Significantly growing part of our business
Revenue not tied to block hours
Provide cargo and passenger aircraft and engine
leasing solutions
We are a leading global provider of outsourced aircraft and aviation operating services, managing and operating the world’s largest fleet of
Boeing 747 freighters through several diverse business segments
A Diverse Service Provider with
Solid Business Performance

ACMI
(Aircraft, Crew, Maintenance, and Insurance)
Commercial
Charter
AMC (Air Mobility Command)
Charter Services
Dry
Leasing

Underlying Core Strength and Growth

Resilient Business Model
Modern fleet: New 747-8Fs
Higher ACMI and CMI volume
Added AMC and Commercial Charter
Pax flying
Added 777Fs
for Dry Leasing
Expanding 767 platform
Added Passenger flying
Operating efficiencies
Meaningful earnings
Return of capital
Executing our plan
Increasing contribution
from business investments

Majority of Pay is Performance-Based

Our commitment to pay for performance is evident by the substantial portion of executive compensation being linked to both individual and company performance

2013 Target Compensation
CEO Pay

Base Salary 15%
Annual Incentive 14%
Long-Term Incentive Program 71%

2013 Target Compensation
Average NEO (non-CEO)

Base Salary 19%
Annual Incentive 16%
Long-Term Incentive Program 65%

ATLAS AIR WORLDWIDE

8

Majority of pay performance-based

Our community to pay for performance is evidence by the substantial portion of executive compensation being linked to both individual and company performance

2013 target compensation CEO Pay

Base salary 15%

Long-term incentive program 71%

Annual Incentive 14%

2013 Target Compensation Average NEO (non-CEO)

Base Salary 19%

Long-Term Incentive Program 65%

Annual Incentive 16%

Information derived from Atlas Air proxy statement dated May 13, 2014

Atlas Air is a unique company in the public markets
It is not appropriate to compare Atlas Air directly with passenger airlines, door-to-door freight delivery providers or leasing companies
(many of these companies are our customers),
Most direct competitors are private companies with different capital structures and executive compensation arrangements, much of which is undisclosed
There are 5 primary competitors in our core ACMI business
– All are private companies; several closely held or private equity owned
– 2 recently came out of bankruptcy
We offer a complex number of services on a truly global scale
– 300+ cities, 100+ countries last year
– Most customers outside the U.S.
– Running a safe, secure, compliant airline with large complex assets
– Lean management team and challenging business requires broad skillsets and deep experience
Our Unique Comparator Considerations

A Unique Company
with Limited Number
of Direct Peers
Global Scale;
Business
Complexity;
Competition for
Business and
Talent

Completely Revamped Peer Group for 2014

• We now use one peer group
consisting of 20 companies in
industries similar to ours, with median
revenue size approximately equal to
AAWW revenues (including Polar
revenues) to benchmark
compensation
• Regression of revenues is no longer
necessary
• PSU performance is now measured
using absolute metrics, eliminating the
need for a second peer group.
• We had previously used two carefully
structured groups of comparator
companies to benchmark
compensation:
Before …
2014 and Beyond …
Towers Watson Aerospace/Defense
Automotive and Transportation
Industries database for Base Salary,
Annual Incentive Compensation and
Long-Term Incentive Compensation
Specially constructed peer group for
PSU performance purposes
• Many shareholders found the use of two
peer groups confusing and felt that use
of the Towers Watson database was
inappropriate as it contained peers with
significantly larger revenues (requiring
revenue regression) and certain
companies in the automotive industry

Our Revised CEO Benchmarking Practice
In response to shareholder feedback, all future CEO pay
decisions will be targeted at the median of benchmarking
peer group, rather than between the 50
th
– 75
th
percentile

Base Salary
Bonus
Equity (50% RSU / 50% PSU)
Targeted at
median of
benchmarking
peer group 2014
and beyond

Effective Compensation Policies
and Procedures

Substantial levels of variable
compensation
No excise tax gross-ups
Long-term performance metrics aligned
with company value creation
Payments in the event of change of control
do not exceed 3x for all executives
No share recycling
Minimum stock ownership requirements
are in place for officers and directors
Prohibition of hedging and pledging
AAWW shares
Do not provide excessive perquisites
Independent Oversight of Pay Sound Compensation Practices
Independent Chairman of the Board
Independent Compensation Committee
Independent Compensation Consultant

Annually elected directors
Majority voting for uncontested Director elections; adopted new voting standard, effective at our 2015 annual meeting
Strong independent Chairman role; appointed a new Chairman, Frederick
McCorkle as of May 2014
Separate CEO and Chairman positions
All board committees are 100% independent
All directors are independent (except our CEO)
No poison pill in place
Ongoing dialogue with shareholders
Continued Commitment to Corporate
Governance Best Practices

1
2
3
4
5
6
7
8
*Recent Changes

As of our annual meeting of shareholders, our Board will consist of seven directors, one of whom is our CEO.  We have a talented group of directors who bring differing perspectives and backgrounds to the boardroom
Given the diversity of our operations, it is important to bring experience from all areas key to understanding our business
Experienced and Well-Rounded Board
Leadership

Mergers and
Acquisitions
Strategic
Planning
Finance and
Capital Structure
Civil and
Governmental
Aviation
Legal, Regulatory
and
Government Affairs
Corporate
Governance
International
Operations
Transportation
and Security
Accounting
International
and
National Trade
Military
Affairs
Procurement
and
Distribution
Atlas Air’s Board of Directors’
Expertise

Appendix 15

2009 – 2013 Performance Metrics
($ Millions Ex BHs, EPS, Stock
Price, ROIC)
2009 2013 CAGR
Block Hours 108,969 158,937 9.9%
Operating Revenues 1,061.5 1,656.9 11.8%
Adjusted Pretax Income 118.5 142.3 4.7%
Adjusted EPS 3.40 3.78 2.7%
Free Cash Flow 172.2 273.1 12.2%
Stock Price per Share 18.90 41.15 21.5%
Four-Year ROIC 59.8%

Free Cash Flow = Cash Flows from Operations – Base Capex – Capitalized Interest
ROIC = Net Operating Profit After Tax/Average Invested Capital

Business Investments
Driving Business Resilience

Business Investments:
ACMI 747-8Fs, AMC and Commercial Charter Passenger Operations,
CMI Operations, 767 platform, 777Fs for Dry Leasing
Established Business:
Primarily due to significant declines in AMC and Commercial Charter
Cargo Operations
Challenging Airfreight Environment
$0
$50
$100
$150
$200
$250
$300
$350
$400
2011 2012 2013
Direct Contribution
($ Millions)

ATLAS AIR

ATLAS AIR

ATLAS AIR

TITAN

ATLAS AIR WORLDWIDE

Business
Segments
% of 2013
Block Hours
(1)
Description
ACMI
(2)
CMI
(3)
73
Offers aircraft that are crewed, maintained,
and insured by Atlas for lease on a long-term
basis
Customers assume fuel, demand
and yield risk
Provides outsourced CMI operating solutions
for passenger and freighter operations
Air Mobility
Command
(AMC) Charter
11
AMC Charter provides full planeload
cargo and passenger charter flights to
the U.S. military
Cost-plus business
Commercial
Charter
16
Commercial Charter segment provides
full planeload cargo and passenger
charter services to charter brokers, freight
forwarders, direct shippers, and airlines
Dry Leasing
--
Provides aircraft and engine dry leasing
solutions to third parties
Other Services
--
Selected by the U.S. government to train
pilots who fly the President on Air Force One
Core Business Segments
Note:
(1)  Excludes ferry block hours
(2)  Aircraft, Crew, Maintenance, Insurance.
(3)  Crew, Maintenance, Insurance

747-8F Financings in Place
2012 record-low
fixed-rate coupons of:

In aggregate:
$200+ million in cash from deliveries
Under 3% coupon
IRR in excess of 30%
2013 and 2014
fixed-rate coupons of:
1.83%
2.67%
2.02%,
1.73%,
1.56%,
and 1.48%

Capital Allocation Strategy
Committed to creating, enhancing,
returning value
to our stockholders
Repurchased 1,723,577 shares,
6.5% of outstanding stock,
in 2013
Current authorization
to
repurchase up to $60 million
Cash prioritization:
– Balance sheet maintenance
– Business investment
– Share repurchases

Deliver superior service quality
to our customers
Expand our ACMI and CMI business
Maximize our AMC and Commercial
Charter business opportunities
Achieve Continuous Improvement
savings and efficiencies
Develop Titan (dry leasing)
platform
Execute share repurchase program
2014 Operational Goals and Objectives

In other
words…
Drive Value
for Stockholders